UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2008

XL Capital Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-10804	98-0191089
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

XL House, One Bermudiana Road, Hamilton, Bermuda		HM11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 292-8515

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

XL Capital Ltd ("XL") has posted to its website its unaudited financial supplement relating to XL’s third quarter 2008 results as well as an unaudited supplement entitled "Fixed Income Portfolio Data Q3 2008" which includes expanded disclosure regarding XL’s corporate credit portfolio as at September 30, 2008. These documents can be found in the "Financial Reports" section on the "Investor Relations" page of XL’s website located at www.xlcapital.com. In addition, XL has filed its Quarterly Report on Form 10-Q for the period ended September 30, 2008 with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL Capital Ltd

November 3, 2008	By:	/s/ Kirstin Romann Gould

Name: Kirstin Romann Gould
Title: General Counsel and Secretary